UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________________________
FORM 8-K
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2015

Shiloh Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683

(State of Other	(Commission File No.)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

880 Steel Drive, Valley City, Ohio 44280
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
+1(330) 558-2600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Shiloh Industries, Inc., a Delaware Corporation (the “Company”), and Shiloh Holdings Netherlands B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, entered into a Fifth Amendment Agreement, dated October 30, 2015 (the “Fifth Amendment”), with respect to the Credit and Security Agreement (the “Credit Agreement”), as amended, with Bank of America, N.A., as Administrative Agent, Swing Line Lender, Dutch Swing Line Lender and an L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities, LLC, as Joint Lead Arrangers and Joint Book Managers, The PrivateBank and Trust Company, Compass Bank and Citizens Bank, N.A., as Co-Documentation Agents, and the other lender parties thereto. The Fifth Amendment amends the Credit Agreement, which was entered into among the same parties on October 25, 2013 and amended on December 30, 2013, June 26, 2014, September 29, 2014 and April 29, 2015.

The Fifth Amendment, among other things: increases the permitted leverage ratio, with periodic reductions beginning after July 31, 2016; provides for increased interest rate margins on LIBOR (as defined in the Credit Agreement) loans and on base rate loans; provides for increased commitment fees; reduces various cumulative baskets and provides a new basket for certain investments in China; permits the Company to issue up to $40,000,000 aggregate outstanding principal amount of subordinated indebtedness, subject to certain conditions; provides for a consolidated fixed charge coverage ratio, as of the end of any fiscal quarter of the Company; and provides for up to $50,000,000 of capital expenditures by the Company and its subsidiaries throughout the year ending October 31, 2016, subject to certain quarterly baskets.

The above summary of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Fifth Amendment set forth under Item 1.01 and Exhibit 1.1 hereto are incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.
Exhibit Number	Description

1.1
Fifth Amendment to Credit Agreement, dated as of October 30, 2015, among Shiloh Industries, Inc., a Delaware corporation, Shiloh Holdings Netherlands B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender, Dutch Swing Line Lender and L/C Issuer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2015	SHILOH INDUSTRIES, INC. By: /s/ Thomas M. Dugan Name: Thomas M. Dugan Title: Vice President of Finance and Treasurer